UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 21, 2004
(Date of earliest event reported)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-110340         41-1808858
(State or Other Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)                 File Number)       Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                            55437
(Address of Principal                             (Zip Code)
Executive Offices)
Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

               On September 29, 2004, the Registrant will cause the issuance and sale of approximately $220,000,000 initial principal amount of Home Loan-Backed Notes, Series 2004-HI3, (the "Notes") pursuant to an Indenture to be dated as of September 29, 2004, between Home Loan Trust 2004-HI3, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

                In connection with the sale of the Notes by Residential Funding Securities Corporation and Bear, Stearns & Co. Inc. (together, the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-110340, which Computational Materials are being filed electronically as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the Home Loans underlying the Notes (the "Home Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements.

            Not applicable.

(b) Pro Forma Financial Information.

            Not applicable.

(c)     Exhibits



                     ITEM 601 (A) OF
                     REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.                     DESCRIPTION
        1                    99                      Computational Materials

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES II, INC.


                              By:     /s/ Mark White
                              Name:  Mark White
                              Title: Vice President

Dated: September 21, 2004

                      EXHIBIT INDEX

              Item 601 (a) of         Sequentially
Exhibit       Regulation S-K          Numbered
Number        Exhibit No.             Description        Page
1             99                      Computational      Filed Electronically
                                      Materials